                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    Filed pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                      November 21, 1996 (November 21, 1996)
                     ---------------------------------------

               (Date of Report (Date of earliest event reported))

                               OLSTEN CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in charter)
             ------------------------------------------------------


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                    0-3532
                           ------------------------
                            (Commission File Number)


                                  13-2610512
                       ---------------------------------
                        (IRS Employer Identification No.)



                              175 Broad Hollow Road
                          Melville, New York 11747-8905
                   -----------------------------------------
                    (Address of principal executive offices)


                               (516) 844-7800
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

ITEM 5.     OTHER EVENTS
-------     -------------

            Registrant released the press release attached hereto as
            Exhibit 99 on November 21, 1996.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
-------     ------------------------------------------------------------------

            (c) Exhibits

            Exhibit 99 -- Press release dated November 21, 1996

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           OLSTEN CORPORATION
                                              (REGISTRANT)


Date:  November 21, 1996                   By:/s/ Laurin L. Laderoute, Jr.
                                              ----------------------------
                                              Laurin L. Laderoute, Jr.
                                              Vice President